Exhibit 10.17
     OMNIBUS AMENDMENT AND CONSENT AGREEMENT
          This OMNIBUS AMENDMENT AND CONSENT AGREEMENT (the “Amendment and Consent”) dated as of December 29, 2006 is by and among Option One Owner Trust 2005-7 (the “Issuer”), Option One Mortgage Corporation (“OOMC”), in its capacity as loan originator (in such capacity, the “Loan Originator”) and as servicer (in such capacity, the “Servicer”), Option One Mortgage Capital Corporation (“Capital”), Option One Loan Warehouse Corporation (the “Depositor”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and HSBC Bank USA, N.A and Bryant Park Funding LLC, as purchasers and HSBC Securities (USA) Inc., as administrative agent (collectively, the “Purchasers”), and HSBC Securities (USA) Inc., as noteholder agent (in such capacity, the “Noteholder Agent”). Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement (as defined below) or the Indenture (as defined below).
PRELIMINARY STATEMENTS:
          A. The Issuer, OOMC, as servicer and as the loan originator, the Depositor and the Indenture Trustee are parties to that certain Sale and Servicing Agreement dated as of September 1, 2005 (as amended, the “Sale and Servicing Agreement”).
          B. The Issuer and the Indenture Trustee are parties to that certain Indenture dated as of September 1, 2005 (as amended, the “Indenture”).
          C. The Noteholder Agent, the Issuer, OOMC, as servicer and the Indenture Trustee, as both indenture trustee and custodian, are parties to that certain Custodial Agreement dated as of September 1, 2005 (as amended, the “Custodial Agreement”).
          D. OOMC intends to transfer and assign to its wholly-owned subsidiary, Capital, and Capital intends to accept and assume from OOMC, a portion of OOMC’s business.
          E. OOMC has requested that the Depositor, the Purchasers, the Noteholder Agent, the Issuer and the Indenture Trustee consent to certain amendments to the Sale and Servicing Agreement, the Indenture and the Custodial Agreement, upon the terms and subject to the conditions set forth herein.
          F. OOMC, Capital and Depositor have requested that the Purchasers, the Noteholder Agent, the Issuer and the Indenture Trustee (a) consent to, promptly after the date hereof, the conversion of the Depositor from a Delaware corporation to a Delaware limited liability company (the “Depositor Conversion”) and (b) agree to promptly enter into after the date hereof a Fifth Amended and Restated Loan Purchase and Contribution Agreement, dated as of December 29, 2006 (the “Proposed Fifth Amended and Restated LPA”), between Capital, as seller, and Depositor, as purchaser (to reflect the terms of this Amendment and Consent).
          G. OOMC has requested that all references to “Loan Originator” in any of the Basic Documents be defined to mean both OOMC and Capital, jointly and severally, unless otherwise specifically set forth therein, OOMC. has further requested that the definition of “Loan Purchase and Contribution Agreement” in any of the Basic Documents be defined to mean each of: (i) the Loan Purchase Agreement between OOMC, as seller, and Capital, as purchaser, dated as of December 29, 2006 and all supplements and amendments thereto and (ii) the Proposed Fifth Amended and Restated LPA, and all supplements and amendments thereto.
          H. In consideration of the consent of the Depositor, the Pur chasers, the Noteholder Agent, the Issuer and the Indenture Trustee, OOMC has agreed to be held jointly and severally liable for the Transfer Obligation on the terms set forth herein.
          NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Amendments to the Sale and Servicing Agreement. Effective as of December 29, 2006 or such later date as OOMC shall designate (the “Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, the Sale and Servicing Agreement is hereby amended as follows:
          (a) The definition of “Loan Originator” set forth in Section 1.01 of the Sale and Servicing Agreement is hereby amended to provide as follows:
     “Loan Originator: Each of Option One and Option One Capital, and their respective successors and assigns, jointly and severally.”
          (b) The definition of “Loan Purchase and Contribution Agreement” set forth in Section 1.01 of the Sale and Servicing Agreement is hereby amended to provide as follows:
     “Loan Purchase and Contribution Agreement: Each of: (i) the Loan Purchase Agreement between Option One, as loan originator, and Option One Capital, as transferee, dated as of December 29, 2006 and all supplements and amendments thereto and (ii) the Fifth Amended and Restated Loan Purchase and Contribution Agreement, between Option One Capital, as loan originator, and Depositor, as depositor, dated as of December 29, 2006, and all supplements and amendments thereto.”
          (c) The following definition of “Option One Capital” is hereby added to Section 1.01 of the Sale and Servicing Agreement:
     “Option One Capital: Option One Mortgage Capital Corporation, a Delaware corporation.”
          (d) Section 2.07(iii) of the Sale and Servicing Agreement is hereby amended by substituting the following language:
     “(iii) Option One, Option One Capital or any of their Affiliates default under, or fail to perform as requested under, or shall otherwise materially breach the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement entered into by Option One, Option One Capital or any of their Affiliates, including without limitation, the Sale and Servicing Agreement, dated as of April 1, 2001, among the Option One Owner Trust 2001-1 A, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of April 1, 2001, among the Option One Owner Trust 2001-2, the Depositor, Option One and the Indenture Trustee, the Sale

and Servicing Agreement, dated as of July 2, 2002, among the Option One Owner Trust 2002-3, the Depositor, Option One and the Facility Administrator, the Sale and Servicing Agreement, dated as of August 8, 2003, among the Option One Owner Trust 2003-4, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of June 1, 2005, among Option One Owner Trust 2005-6, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of September 1, 2005, among the Option One Owner Trust 2005-7, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of October 1, 2005 among Option One Owner Trust 2005-8, the Depositor, Option One and the Indenture Trustee and the Sale and Servicing Agreement, dated as of December 30, 2005 among Option One Owner Trust 2005-9, the Depositor, Option One and the Indenture Trustee and such default, failure or breach shall entitle any counterparty to declare the Indebtedness thereunder to be due and payable prior to the maturity thereof.
          (e) Subsection (e) of Section 3.02 of the Sale and Servicing Agreement is hereby amended by deleting the words “the Loan Originator’s satisfaction of its financial covenants” and in their place inserting the words “Option One’s satisfaction of its financial covenants.”
          (f) Subsection (m) of Section 3.02 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     “(m) Option One is in compliance with each of its financial covenants set forth in Section 7.02; and”
          (g) Subsection (k) of Section 3.02 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     “(k) Option One has received fair consideration and reasonably equivalent value in exchange for the Loans sold by it to Option One Capital and Option One Capital has received fair consideration and reasonably equivalent value in exchange for the Loans sold by it on such Transfer Date to the Depositor;
          (h) Section 5.06 of the Sale and Servicing Agreement is hereby amended by adding the following subsection:
     “(c) With respect to the obligations of the Loan Originator pursuant to this Section 5.06, Option One shall be obligated to make payments hereunder only if Option One Capital does not make such payments prior to the time any such payment is required to be made. If Option One Capital does not make any such payment prior to the time such payment is required to be made, Option One shall be required to make such payment not later than the time such payment is required to be made.”
          (i) Section 7.02 of the Sale and Servicing Agreement is hereby amended by substituting “Option One” for “the Loan Originator” in each and every place where such term appears in such section.

          (j) Subsection (a)(6) of Section 9.01 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     “(6) Option One fails to comply with any of its financial covenants; or”
          (k) Section 11.06 of the Sale and Servicing Agreement is hereby amended by deleting clause (III) thereof and replacing such clause with the following:
     “(III) in the case of the Loan Originator, (A) if to Option One, to Option One Mortgage Corporation, 3 Ada, Irvine, California 92618, Attention: William O’Neill, telecopy number: (949) 790-7540, telephone number: (949) 790-7504 or (B) if to Option One Capital, to Option One Mortgage Capital Corporation, 3 Ada Road, Irvine, California 92618, Attention: Chief Financial Officer, telecopy number: (949) 790-7514, telephone number: (949) 790-3600 ext 35524 or, in either case, to such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by Option One or Option One Capital.
     SECTION 2. Amendments to the Indenture. Effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, the Indenture is hereby amended as follows:
          The definition of “Loan Originator” set forth in Section 1.01 (a) of the Indenture is hereby amended to provide as follows:
     “Loan Originator: has the meaning given to such term in the Sale and Servicing Agreement.”
     SECTION 3. Amendments to the Custodial Agreement. Effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, the Custodial Agreement is hereby amended as follows:
          (a) The definition of “Loan Originator” set forth in Section 1 of the Custodial Agreement is hereby amended to provide as follows:
     “Loan Originator: As defined in the Sale and Servicing Agreement.”
     (b) The definition of “Loan Purchase and Contribution Agreement” set forth in Section 1 of the Custodial Agreement is hereby amended to provide as follows:
     “Loan Purchase and Contribution Agreement: As defined in the Sale and Servicing Agreement.”
     SECTION 4. Consent to the Depositor Conversion and Proposed Fifth Amended and Restated LPA. Each of the parties hereto consents to (a) the Depositor Conversion and (b) the Proposed Fifth Amended and Restated LPA to amend and restate that certain Fourth Amended and Restated Loan Purchase and Contribution Agreement, dated as of September 1, 2005, between OOMC, as seller, and the Depositor, as purchaser (to reflect the terms of this

Amendment and Consent, including the substitution of Capital for OOMC as the Loan Originator).
     SECTION 5. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment and Consent, and the Sale and Servicing Agreement, Indenture and Custodial Agreement, each as amended by this Amendment and Consent, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles. Each of OOMC, Capital and me Depositor represent to the Purchasers that as of the date hereof, after giving effect to this Amendment and Consent, (a) all of their respective representations and warranties in the Basic Documents are true and correct, and (b) such party is in full compliance with all of the terms and conditions of the Basic Documents.
     SECTION 6. Reference to and the Effect on the Sale and Servicing Agreement, the Indenture and the Custodial Agreement.
          (a) On and after the Effective Date, each reference in the Sale and Servicing Agreement to “this Agreement”, “hereunder”, “hereof” , “herein” or words of like import referring to the Sale and Servicing Agreement and each reference to the Sale and Servicing Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement as amended hereby.
          (b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Sale and Servicing Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
          (c) On and after the Effective Date, each reference in the Indenture to “this Indenture”, “hereunder”, “hereof” , “herein” or words of like import referring to the Indenture and each reference to the Indenture in any certificate delivered in connection therewith, shall mean and be a reference to the Indenture as amended hereby.
          (d) Each of the parties hereto hereby agrees that, except as specifically amended above, the Indenture is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
          (e) On and after the Effective Date, each reference in the Custodial Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Custodial Agreement and each reference to the Custodial Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Custodial Agreement as amended hereby.
          (f) Each of the parties hereto hereby agrees that, except as specifically amended above, the Custodial Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
     SECTION 7. Execution in Counterparts. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     SECTION 8. Governing Law. This Amendment and Consent shall be construed in accordance with, and governed by the laws of the State of New York, without giving effect to its conflicts of law provisions.
     SECTION 9. Conditions of Effectiveness. This Amendment and Consent shall become effective as of the date hereof upon the receipt by the Noteholder Agent of this Amendment and Consent duly executed by all of the parties hereto.
[remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have executed this Amendment and Consent as of the day and year first above written.

OPTION ONE OWNER TRUST 2005-7, as Issuer

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Sr. Financial Services Officer

OPTION ONE LOAN WAREHOUSE CORPORATION, as Depositor

By:	/s/ Philip Laren
Name:	Philip Laren
Title:	Vice President

OPTION ONE MORTGAGE CORPORATION, as Loan Originator and as Servicer

By:	/s/ Philip Laren
Name:	Philip Laren
Title:	Senior Vice President

OPTION ONE MORTGAGE CAPITAL CORPORATION

By:	/s/ Philip Laren
Name:	Philip Laren
Title:	Vice President
Signature Page to Omnibus Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Darron C. Woodus
Name:	Darron C. Woodus
Title:	Assistant Vice President
Signature Page to Omnibus Amendment

HSBC BANK USA, N.A, as Purchaser

By:	/s/ Kevin E. Miller
Name:	Kevin E. Miller
Title:	Senior Vice President

BRYANT PARK FUNDING LLC, as Purchaser

By:	/s/ Kevin P. Burns
Name:	Kevin P. Burns
Title:	Vice President

HSBC SECURITIES (USA) INC., as Administrative Agent and as Noteholder Agent

By:	/s/ Thomas Carroll
Name:	Thomas Carroll
Title:	Director
Signature Page to Omnibus Amendment